SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 7, 2004

CINCINNATI BELL INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street
Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 397-9900

Form 8-K	Cincinnati Bell Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit	Description
99.1	Presentation to investors on June 7, 2004.

Item 9. Regulation FD Disclosure.

Jack Cassidy, President and Chief Executive Officer of Cincinnati Bell Inc., will present at 10:55 a.m. (EDT) at the CIBC Annual Communications and Technology Food Chain Conference in New York City on June 7, 2004. The presentation is being webcast both live and on-demand. To listen to the webcast, please look for instructions on the Investor Relations section of the company's website, www.cincinnatibell.com.

     A copy of the presentation to be made at the investor meeting is attached to this Current Report as Exhibit 99.1.

     The information in this Current Report and the exhibit attached to this Current Report as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

	By:	/s/ Christopher J. Wilson

Christopher J. Wilson
Vice President and General Counsel

Date: June 7, 2004

Exhibit Index

Exhibit No.	Exhibit	Page No.
99.1	Presentation to investors on June 7, 2004.